UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) March 22, 2005

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California	0-3658	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 800-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 22, 2005, The First American Corporation issued a press release announcing it has entered into a non-binding letter of intent to sell its credit information segment to First Advantage Corporation. Copies of the letter of intent and press release are attached hereto as Exhibits 99.1 and 99.2, respectively.

First American will hold a conference call and simultaneous webcast on March 22, 2005 at 1:30 P.M. Pacific time to discuss the transaction. A copy of the visual presentation used in the webcast is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter of Intent

99.2	Press Release.

99.3	Webcast Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date: March 22, 2005	By:	/s/ Thomas A. Klemens
	Name:	Thomas A. Klemens
	Title:	Senior Executive Vice President and Chief Financial Officer